UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 19, 2006

Date of Report (Date of Earliest Event Reported)

FIRST COMMUNITY BANCORP

(Exact Name of Registrant As Specified In Its Charter)

CALIFORNIA

(State or Other Jurisdiction of Incorporation)

00-30747	33-0885320
(Commission File Number)	(IRS Employer Identification No.)

6110 El Tordo

PO Box 2388

Rancho Santa Fe, California 92067

(Address of Principal Executive Offices)(Zip Code)

(858) 756-3023

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement

On April 19, 2006, at the Annual Meeting of Shareholders of First Community Bancorp (the “Company”) the shareholders of the Company approved an increase in the aggregate number of shares of Company common stock available for issuance under the 2003 Stock Incentive Plan (the “Plan”), as previously approved by the board of directors of the Company, from 2,500,000 shares to a total of 3,500,000 shares. The Plan authorizes the granting of common stock-based awards in the form of performance and restricted stock grants, stock appreciation rights and stock options.

A copy of the Plan as amended and restated is filed as Exhibit 10.1 hereto to and incorporated herein by reference.

Item 8.01.                                          Other Events

At the Annual Meeting of Shareholders held on April 19, 2006, in addition to approving the amendment to the 2003 Stock Incentive Plan described under Item 1.01 above, the shareholders (i) approved the principal terms of the Agreement and Plan of Merger by and between the Company and Foothill Independent Bancorp (“Foothill”), dated as of December 14, 2005 (the “Merger Agreement”), pursuant to which Foothill will merge with and into the Company, and the issuance of shares of Company common stock to be issued in connection with the merger to Foothill stockholders, (ii) approved an amendment to the Articles of Incorporation of the Company to increase the number of shares of common stock authorized for issuance from 30,000,000 to 50,000,000, and (iii) elected to the Company’s board of directors each of the ten directors nominated for election by the Company’s board of directors, as more fully described in the attached press release.

At a separate Special Meeting of Stockholder of Foothill held on April 19, 2006, the Foothill stockholders voted to adopt the Merger Agreement providing for the acquisition of Foothill by the Company.

Attached hereto as Exhibit 99.1 is a copy of the press release, which is incorporated herein by reference.

Item 9.01.                                          Financial Statements and Exhibits

(d)                                  Exhibits

Exhibit No.	Description

10.1	First Community Bancorp 2003 Stock Incentive Plan, as amended and restated, effective April 19, 2006.
99.1	Press release dated April 20, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: April 25, 2006

FIRST COMMUNITY BANCORP

By:	/s/ Jared M. Wolff
	Name:	Jared M. Wolff
	Title:	Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Community Bancorp 2003 Stock Incentive Plan, as amended and restated, effective April 19, 2006.
99.1	Press release dated April 20, 2006.